Exhibit 10.3

                                 PROXY AGREEMENT

This Shareholders' Voting Rights Proxy Agreement (the "Agreement") is entered into as of November 1, 2005, in Zhejiang among the following parties

PARTY A:

              Capital Future Development Limited
              Capital Future Development Limited(1)<<E3/4

              Chairman: WANG Zhenggang


PARTYB: The undersigned shareholders of Zhejiang Yong Xin Digital Technology Co., Ltd., a corporation incorporated under the laws of China ("Company").

                                    RECITALS

A. Party A is a company incorporated under law of British Virgin Island, which engages in the business of digital products.

B. As of the date of the Agreement Party B are the enrolled shareholders of Company and each legally holds the equity interest in Company set forth Party B's name below. The total shares held by Party B collectively represent 100% of total outstanding shares of Company.

C. Party B desires to grant to the Board of Directors of Party A a proxy to vote all of Party B's shares in Company for the maximum period of time permitted by law in consideration of the issuance to Party B of shares and for other good and valuable consideration.

     NOW THEREFORE, the parties agree as follows:

1. Party B hereby agrees to irrevocably grant and entrust Party A, for the maximum period permitted by law, with all of Party B's voting rights as a shareholder of Company. Party A shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of Company.

2. Party A may from time to time establish and amend rules to govern how Party A shall exercise the powers granted to it by Party B herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize or take any action and to sign documents evidencing the taking of such action, and Party A shall only take action in accordance with such rules

3. All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Company, Party B shall appoint the person designated by Party A with the voting rights held by Party B. Party B shall not transfer its equity interests of Company to any individual or company (other than Party A or the individuals or entities designated by Party A). Party B acknowledges that it will continue to perform this Agreement even if one or more than one of them no longer hold the equity interests of Company.

4. This Agreement has been duly executed by the Parties, and, in the case of a Party which is not a natural person, has been duly authorized by all necessary corporate or other action by such Party and executed and delivered by such Party's duly authorized representatives, as of the date first set forth above and shall be effective simultaneously.

5. Party B represents and warrants to Party A that Party B owns all of the shares of Company set forth below its name on the signature page below, free and clear of all liens and encumbrances, and Party B has not granted to anyone, other than Party A, a power of attorney or proxy over any of such shares or in Party B's rights as a shareholder of Company. Party B further represents and warrants that the execution and delivery of this Agreement by Party B will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to Party B.

6. This Agreement may not be terminated without the unanimous consent of both Parties, except that Party A may, by giving thirty (30) days prior written notice to Party B hereto, terminate this Agreement

7.   Any amendment and/or rescission shall be agreed by the Parties in writing.

8. The execution, validity, construction and performance of this Agreement shall be governed by the laws of PRC.

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
9. This Agreement has been executed in three (3) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.

10. Both Parties agree that in case of disputes arising from this Agreement, both Parties shall settle their dispute through mediation, not in a lawsuit brought in Court. If the Parties cannot reach a settlement 45 days after the mediation, the dispute shall be referred to and determined by arbitration in the China International Economic and Trade Arbitration Commission ("CIETAC") Shanghai Branch upon the initiation of either Party in accordance with the prevailing arbitration rules of CIETAC. The written decision of the arbitrator shall be binding and conclusive on the Parties hereto and enforceable in any court of competent jurisdiction.



                            [SIGNATURE PAGE FOLLOWS]


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
                                [SIGNATURE PAGE]

IN WITNESS WHEREOF each party hereto has caused this Proxy Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.


PARTY A:          Capital Future Development Limited
                  Capital Future Development Limited

                  Legal/Authorized Representative: /s/ WANG Zhenggang
                                                  ----------------------------
                  Name:
                       -------------------------------------------------------
                  Title:
                        ------------------------------------------------------



PARTY B:              /s/ WANG Zhenggang
                      ---------------------------------
                  By: WANG Zhenggang;
                  (PRC ID Card No.: 330725196811015038);
                  Shares of. Zhejiang Yong Xin Digital Technology Co., Ltd. owned by WANG Zhenggang: 35%;
                  Home Address: No7, South block 4, Xia Che Men, Yiwu, Zhejiang,
                                China;




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

                   /s/ Zhang Yimin
                   ---------------------------------
               By: Zhang Yimin
               (PRC ID Card No.: 420106196706282812)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
               Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                             Yiwu, Zhejiang, China




                   /s/ LV Huiyi
                   ---------------------------------
               By: LV Huiyi
               (PRC ID Card No.: (pound)(0)440111197109154838)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 20%;
               Home Address: Suite 101, No.45, 475 Huang Chen Dong Road,
                             Guangdong, China




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
                   /s/ WANG Xiaochun
                   ---------------------------------
               By: WANG Xiaochun
               (PRC ID Card No.: 330723780207004)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 15%;
               Home Address: No. 19, Daming Hall, Wuyang Town, Wuyi District,
                             Zhejiang, China




                   /s/ BAO Zhongsheng
                   ---------------------------------
               By: BAO Zhongsheng
               (PRC ID Card No.: 330725197805030818)
               Shares of Zhejiang Yong Xin Digital Technology Co., Ltd owned by ZHANG Yimin: 10%;
               Home Address: No 13 Block 13 Jinshang Li Ding, Chou Cheng Street,
                             Yiwu, Zhengjiang



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